UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 15, 2013


                               LITHIUM CORPORATION
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54332                  98-0530295
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

 11380 S. Virginia St. #2011, Reno, NV                             89511
(Address of principal executive offices)                         (Zip Code)

                                 (775) 410-5287
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On April 15, 2013, we entered into a mining option agreement between our company and our president, wherein we have an option to acquire a 100% interest in the Mount Heimdal Flake Graphite property in the Slocan Mining Division of British Columbia, Canada.

Pursuant to the terms of the agreement, we are required to spend $15,000 in exploration on the property and complete an assessment report by November 30, 2013.

ITEM 7.01 REGULATION FD DISCLOSURE

On April 18, 2013, we issued a news release announcing the entering into of the mining option agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Mining option agreement dated April 15, 2013 between our company and Tom Lewis

99.1     News Release dated April 18, 2013.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION


/s/ Tom Lewis
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Tom Lewis
President and Director
Date: April 22, 2013

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